Exhibit 99.2
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
MARCH 31, 2009

BioMed Realty Trust, Inc.	Corporate Communications Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Rick Howe	(858) 485-9840 phone
San Diego, CA 92128	Director, Corporate Communications	(858) 485-9843 fax
richard.howe@biomedrealty.com

TABLE OF CONTENTS
MARCH 31, 2009
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, general risks affecting the real estate industry, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development, construction and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the ability to refinance indebtedness as it comes due, downturns in the national and local economies, increases in interest rates and volatility in securities markets, potential liability for uninsured losses and environmental contamination, the company’s dependence on key personnel whose continued service is not guaranteed, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

FIRST QUARTER HIGHLIGHTS
MARCH 31, 2009
First Quarter Highlights
•	Record total revenues for the first quarter were $94.0 million, up 39.5% from $67.4 million for the same period in 2008, driven primarily by sustained leasing success and deliveries from the company’s development pipeline.

•	Executed 13 leasing transactions during the quarter representing approximately 420,000 square feet:
o	Nine new leases totaling approximately 121,000 square feet, including approximately 24,400 square feet for the previously announced addition of Kowa Company, Ltd. to the premier tenant roster at the Center for Life Science | Boston, which increased the leased percentage to 91% at this world-class research facility. Also during the quarter, the company leased approximately 75,600 additional square feet to Arena Pharmaceuticals, Inc. at 6114-6154 Nancy Ridge Drive in San Diego.

o	Four leases amended to extend their terms totaling approximately 299,000 square feet, consisting primarily of the previously announced extensions through 2015 of two leases totaling approximately 292,800 square feet in Cambridge, Massachusetts with Vertex Pharmaceuticals Inc., including its corporate headquarters.
•	Completed construction and development of the Center for Life Science | Boston and achieved Gold LEED® certification. At 91% leased, the property was moved from the company’s development portfolio into its stabilized operating portfolio.

•	Closed on a $203 million secured loan facility for the company’s joint venture with a fund managed by Prudential Real Estate Investors (PREI®), in which BioMed has a 20% interest, the net proceeds of which were used to repay a portion of the outstanding balance of the existing facility.

•	Further de-leveraged through the repurchase of exchangeable senior notes with a face value of $12.0 million for approximately 58% of par, resulting in a gain on debt extinguishment of approximately $4.4 million.

•	Increased same-property cash-basis net operating income 6.0% over the prior year period, primarily resulting from continued leasing successes and scheduled rent escalations.

•	Generated net income attributable to common stockholders of $19.0 million for the quarter, up 54.3% from the same period in 2008. On a per share basis, net income attributable to common stockholders was $0.23 per diluted share, compared to $0.19 per diluted share, for the same period in 2008.

•	Funds from operations (FFO) for the quarter were $0.56 per diluted share, or $47.7 million, compared to $0.45 per diluted share, or $31.1 million, for the same period in 2008. Excluding the gain on debt extinguishment of approximately $4.4 million, or $0.05 per diluted share, FFO would have been approximately $0.51 per diluted share.
About BioMed Realty Trust
BioMed Realty Trust, Inc. is a real estate investment trust (REIT) focused on Providing Real Estate to the Life Science Industry®. The company’s tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty Trust owns or has interests in 69 properties, representing 112 buildings with approximately 10.5 million rentable square feet, including approximately 735,000 square feet of development in progress. The company also owns undeveloped land parcels adjacent to existing properties that it estimates can support up to 1.4 million rentable square feet. The company’s properties are located predominantly in the major U.S. life science markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey, which have well-established reputations as centers for scientific research. Additional information is available at www.biomedrealty.com.

INVESTOR INFORMATION
MARCH 31, 2009
Company Information

Corporate Headquarters	Trading Symbols	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	BNY Mellon Shareowner Services	New York Stock Exchange
San Diego, CA 92128	BMR PrA	480 Washington Boulevard
(858) 485-9840		Jersey City, NJ 07310-1900
(858) 485-9843 (fax)		(877) 296-3711
Please visit our corporate website at: www.biomedrealty.com
Board of Directors
Alan D. Gold
Chairman
Barbara R. Cambon
Edward A. Dennis, Ph.D.
Richard I. Gilchrist
Gary A. Kreitzer
Theodore D. Roth
M. Faye Wilson
Senior Management
Alan D. Gold
Chairman and Chief Executive Officer
R. Kent Griffin, Jr.
President, Chief Operating Officer and
     Chief Financial Officer
Gary A. Kreitzer
Executive Vice President,
     General Counsel and Director
Matthew G. McDevitt
Executive Vice President,
     Acquisitions and Leasing
William A. Gartner
Senior Vice President,
     Real Estate Operations
John P. Bonanno
Vice President, Development
Jonathan P. Klassen
Vice President, Legal and Secretary
Greg N. Lubushkin
Vice President, Chief Accounting Officer
Kevin M. Simonsen
Vice President, Real Estate Counsel
Karen A. Sztraicher
Vice President, Finance and Treasurer
Tentative Schedule for Quarterly Results

Second Quarter 2009	July 29, 2009
Third Quarter 2009	October 28, 2009
Fourth Quarter 2009	February 10, 2010
First Quarter 2010	April 28, 2010

EQUITY RESEARCH COVERAGE
MARCH 31, 2009

Credit Suisse	Steven Benyik	(212) 538-0239	steve.benyik@credit-suisse.com

Friedman Billings Ramsey	Wilkes Graham / Zachary Tanenbaum	(703) 312-9737 / (703) 312-1833	wgraham@fbr.com / ztanenbaum@fbr.com

KeyBanc Capital Markets	Jordan Sadler / Craig Mailman	(917) 368-2280 / (917) 368-2316	jsadler@keybanccm.com / cmailman@keybanccm.com

Merrill Lynch	Ian Weissman / George Auerbach	(212) 449-6255 / (212) 449-8644	ian_weissman@ml.com / george_auerbach@ml.com

Morningstar, Inc.	David Rodziewicz	—	david.rodziewicz@morningstar.com

Oppenheimer & Co.	Mark Biffert / Marisha Clinton	(212) 667-7062 / (212) 667-7416	mark.biffert@opco.com / marisha.clinton@opco.com

Raymond James	Paul D. Puryear / William A. Crow	(727) 567-2253 / (727) 567-5294	paul.puryear@raymondjames.com / bill.crow@raymondjames.com

RBC Capital Markets	David Rodgers / Mike Carroll	(440) 715-2647 / (440) 715-2649	dave.rodgers@rbccm.com / michael.carroll@rbccm.com

Robert W. Baird & Co.	David Aubuchon / Justin Pelham-Webb	(314) 863-4235 / (314) 863-6413	daubuchon@rwbaird.com /

jpelham-webb@rwbaird.com

Stifel, Nicolaus & Company, Inc.	John W. Guinee / Erin Aslakson	(443) 224-1307 / (443) 224-1350	jwguinee@stifel.com / aslaksone@stifel.com

UBS Securities	Omotayo Okusanya, II	(212) 713-1864	omotayo.okusanya@ubs.com

Wachovia Securities	Brendan Maiorana / Young Ku	(443) 263-6516 / (443) 263-6564	brendan.maiorana@wachovia.com / young.ku@wachovia.com

FINANCIAL AND OPERATING HIGHLIGHTS
MARCH 31, 2009
(In thousands, except per share and ratio amounts)

	Three months ended
	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
		(Revised)(1)	(Revised)(1)	(Revised)(1)	(Revised)(1)
Selected Operating Data
Total revenues	$93,951	$83,033	$80,811	$70,771	$67,358

EBITDA (2)	59,079	44,120	47,321	42,495	37,642
Adjusted EBITDA (2)	64,025	48,667	52,132	47,356	42,464

General and administrative expense	5,280	6,406	4,589	5,645	6,194

Interest expense	12,080	12,137	12,855	9,009	7,173
Capitalized interest	4,130	6,839	8,574	11,844	15,064
Interest incurred including swap payments (3)	17,107	19,241	23,425	22,684	23,232

Operating margin (4)	67.2%	71.6%	70.4%	73.8%	71.4%
General and administrative expense / Total revenues	5.6%	7.7%	5.7%	8.0%	9.2%

Net income available to common stockholders	19,024	5,618	12,436	13,705	12,331
Net income per share — diluted	$0.23	$0.07	$0.17	$0.20	$0.19

FFO (5)	47,701	32,286	35,017	34,097	31,050
FFO per share — diluted (5)	$0.56	$0.39	$0.47	$0.46	$0.45

AFFO (5)	37,750	35,181	30,682	29,073	27,521
AFFO per share — diluted (5)	$0.45	$0.42	$0.41	$0.39	$0.40

Coverage Ratios (6)
Interest coverage	6.0	5.9	4.4	5.9	6.5
Fixed charge coverage	3.9	3.6	3.0	3.5	3.5

Dividend per share — common stock	$0.335	$0.335	$0.335	$0.335	$0.335

FFO payout ratio (7)	59.8%	85.9%	71.3%	72.8%	74.4%
AFFO payout ratio (7)	74.4%	79.8%	81.7%	85.9%	83.8%

(1)	The term “(Revised)” as used in this report means that prior reported numbers have been revised to reflect adoption of Statement of Financial Accounting Standards No. 160, Financial Accounting Standards Board (FASB) Staff Position EITF 03-06-1, and FASB Staff Position APB 14-1.

(2)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 33. For a quantitative reconciliation of the differences between adjusted EBITDA, EBITDA and net income available to common stockholders, see page 12.

(3)	Includes interest paid on cash flow hedges classified as accumulated other comprehensive income/(loss) in accordance with Emerging Issues Task Force Issue No. 99-09. Excludes ineffectiveness recognized on derivative instruments.

(4)	See page 13 for detail.

(5)	For definitions and discussion of FFO and AFFO, see page 33. For a quantitative reconciliation of the differences between FFO, AFFO and net income available to common stockholders, see page 11.

(6)	For a discussion of coverage ratios, see page 33. See pages 14 and 15 for detail.

(7)	See page 11 for detail.

CAPITALIZATION SUMMARY
MARCH 31, 2009
(In thousands, except per share and ratio amounts)

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
		(Revised)	(Revised)	(Revised)	(Revised)
Capitalization:
Total common shares outstanding	81,181	80,757	71,720	71,720	65,593
Total units outstanding (1)	3,362	3,436	3,504	3,504	3,495

Total common shares and units outstanding	84,543	84,193	75,224	75,224	69,089
Common share price at quarter end	$6.77	$11.72	$26.45	$24.53	$23.89

Equity value at quarter end (2)	$572,357	$986,741	$1,989,674	$1,845,237	$1,650,529
Preferred stock at liquidation value	230,000	230,000	230,000	230,000	230,000
Consolidated debt	1,423,999	1,341,099	1,538,311	1,485,920	1,560,509

Total capitalization	$2,226,356	$2,557,840	$3,757,985	$3,561,157	$3,441,038

Debt / Total assets	43.0%	41.5%	47.7%	46.7%	49.9%
Debt / Total capitalization	63.9%	52.3%	40.8%	41.8%	45.4%

Total consolidated debt:
Fixed rate debt / Total debt	32.3%	35.3%	33.8%	36.3%	34.7%
Adjusted fixed rate debt / Total debt (3)	60.5%	65.2%	59.8%	89.1%	85.0%

Total consolidated and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	33.0%	34.9%	33.5%	34.2%	33.0%
Adjusted fixed rate debt / Total debt (3)	59.7%	62.6%	57.9%	83.9%	80.5%

(1)	Includes both operating partnership (OP) and long term incentive plan (LTIP) units outstanding.

(2)	Assumes conversion of 100% of the OP and LTIP units into shares of common stock.

(3)	Includes interest rate swap agreements that were effective at quarter end. Excludes forward swap agreements.

PORTFOLIO SUMMARY
MARCH 31, 2009

				Unconsolidated
	Consolidated Portfolio			Partnership Portfolio (1)			Total Portfolio
	March 31, 2009
		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
Stabilized properties (2)	41	5,800,907	98.6%	4	257,308	100.0%	45	6,058,215	98.7%
Lease up properties (2)	17	1,758,483	55.9%	2	417,290	27.3%	19	2,175,773	50.5%

Total operating portfolio	58	7,559,390	88.7%	6	674,598	55.1%	64	8,233,988	85.9%
Repositioning and redevelopment properties (3)	2	1,543,858	21.8%	—	—	n/a	2	1,543,858	21.8%
Construction in progress (4)	2	456,708	68.5%	1	280,000	—	3	736,708	42.5%

Total portfolio	62	9,559,956	76.9%	7	954,598	38.9%	69	10,514,554	73.5%
Land parcels (4)	n/a	1,352,000	n/a	—	—	n/a	n/a	1,352,000	n/a

Total proforma portfolio	62	10,911,956	n/a	7	954,598	n/a	69	11,866,554	n/a

	December 31, 2008
		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
Stabilized properties	43	5,339,903	99.6%	4	257,308	100.0%	47	5,597,211	99.6%
Lease up properties	14	1,439,771	55.0%	2	420,000	26.8%	16	1,859,771	48.7%

Total operating portfolio	57	6,779,674	90.1%	6	677,308	54.6%	63	7,456,982	86.9%
Repositioning and redevelopment properties	2	1,543,858	21.8%	—	—	n/a	2	1,543,858	21.8%
Construction in progress	3	1,160,867	79.8%	1	280,000	—	4	1,440,867	64.3%

Total portfolio	62	9,484,399	77.7%	7	957,308	38.6%	69	10,441,707	74.1%
Land parcels	n/a	1,367,000	n/a	—	—	n/a	n/a	1,367,000	n/a

Total proforma portfolio	62	10,851,399	n/a	7	957,308	n/a	69	11,808,707	n/a

	Consolidated Portfolio		Total Portfolio
	3/31/09	12/31/08	3/31/09	12/31/08
Properties	62	62	69	69
Buildings	105	105	112	112
Tenants	121	119	126	123
Percent leased — operating portfolio	88.7%	90.1%	85.9%	86.9%
Weighted average remaining lease term (years)	9.0	9.0	8.9	9.0

(1)	Includes 72,863 rentable square feet of McKellar Court (21%) and 881,735 rentable square feet of PREI joint venture properties (20%). See page 25 for additional detail.

(2)	See pages 21-22 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms.

(3)	See page 23 for detail of consolidated portfolio, and page 34 for definitions of terms.

(4)	See page 24 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms.

CONSOLIDATED BALANCE SHEETS
MARCH 31, 2009
(In thousands)

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
		(Revised)	(Revised)	(Revised)	(Revised)
Assets
Investments in real estate, net	$3,001,077	$2,960,429	$2,918,157	$2,888,049	$2,870,474
Investments in unconsolidated partnerships	49,756	18,173	20,296	21,158	21,356
Cash and cash equivalents	32,318	21,422	23,451	21,357	19,383
Restricted cash	4,951	7,877	8,291	7,991	8,351
Accounts receivable, net	14,749	9,417	7,284	3,377	4,716
Accrued straight-line rents, net	62,040	58,138	52,721	46,997	40,682
Acquired above-market leases, net	4,009	4,329	4,661	5,017	5,374
Deferred leasing costs, net	95,204	101,519	107,145	109,380	112,334
Deferred loan costs, net	8,451	9,754	11,804	12,978	14,301
Other assets	37,607	38,256	70,837	68,323	30,767

Total assets	$3,310,162	$3,229,314	$3,224,647	$3,184,627	$3,127,738

Liabilities and Equity

Liabilities:
Mortgage notes payable, net	$351,469	$353,161	$354,828	$373,571	$377,675
Secured construction loan	507,128	507,128	500,998	483,997	457,628
Secured term loan	250,000	250,000	250,000	250,000	250,000
Exchangeable senior notes, net	111,068	122,043	165,825	165,142	164,459
Unsecured line of credit	204,334	108,767	266,660	213,210	310,747
Security deposits	7,641	7,623	7,469	7,611	7,326
Dividends and distributions payable	32,563	32,445	29,441	29,441	27,385
Accounts payable, accrued expenses and other liabilities	87,359	66,821	74,878	73,362	80,893
Derivative instruments	100,840	126,091	31,676	23,264	53,858
Acquired below-market leases, net	14,762	17,286	19,212	20,702	22,199

Total liabilities	1,667,164	1,591,365	1,700,987	1,640,300	1,752,170

Equity:
Stockholders’ equity:
Preferred stock	222,413	222,413	222,413	222,413	222,413
Common stock	812	808	717	717	656
Additional paid-in capital	1,661,656	1,661,009	1,446,320	1,444,913	1,293,822
Accumulated other comprehensive loss	(100,314)	(112,126)	(35,657)	(25,778)	(54,824)
Dividends in excess of earnings	(154,708)	(146,536)	(125,101)	(113,510)	(103,189)

Total stockholders’ equity	1,629,859	1,625,568	1,508,692	1,528,755	1,358,878
Noncontrolling interests	13,139	12,381	14,968	15,572	16,690

Total equity	1,642,998	1,637,949	1,523,660	1,544,327	1,375,568

Total liabilities and equity	$3,310,162	$3,229,314	$3,224,647	$3,184,627	$3,127,738

CONSOLIDATED STATEMENTS OF INCOME
MARCH 31, 2009
(In thousands, except share and per share data)

	Three Months Ended
	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
		(Revised)	(Revised)	(Revised)	(Revised)
Revenues:
Rental	$68,419	$63,518	$59,381	$54,223	$50,342
Tenant recoveries	21,081	18,869	20,911	15,804	16,582
Other income	4,451	646	519	744	434

Total revenues	93,951	83,033	80,811	70,771	67,358

Expenses:
Rental operations	22,152	17,255	17,027	13,454	13,865
Real estate taxes	7,233	6,181	6,763	4,915	5,269
Depreciation and amortization	27,313	25,703	21,506	19,331	17,687
General and administrative	5,280	6,406	4,589	5,645	6,194

Total expenses	61,978	55,545	49,885	43,345	43,015

Income from operations	31,973	27,488	30,926	27,426	24,343
Equity in net (loss)/income of unconsolidated partnerships	(301)	(862)	(208)	43	(172)
Interest income	63	115	110	106	155
Interest expense	(12,080)	(12,137)	(12,855)	(9,009)	(7,173)
Loss on derivative instruments	(56)	(19,222)	(726)	—	—
Gain on extinguishment of debt	4,371	14,783	—	—	—

Net income	23,970	10,165	17,247	18,566	17,153
Net income attributable to noncontrolling interests	(705)	(306)	(570)	(620)	(581)
Preferred stock dividends	(4,241)	(4,241)	(4,241)	(4,241)	(4,241)

Net income attributable to common stockholders	$19,024	$5,618	$12,436	$13,705	$12,331

Net income per share available to common stockholders:
Basic and diluted earnings per share	$0.23	$0.07	$0.17	$0.19	$0.19

Weighted-average common shares outstanding:
Basic	80,261,363	79,692,998	71,513,333	70,094,003	65,350,512

Diluted	84,499,365	83,485,531	75,223,818	73,811,597	69,024,935

FFO (1) AND AFFO (1)
MARCH 31, 2009
(In thousands, except per share and ratio amounts)

	Three Months Ended
	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
		(Revised)	(Revised)	(Revised)	(Revised)
Reconciliation of net income attributable to common stockholders to funds from operations (FFO):
Net income attributable to common stockholders	$19,024	$5,618	$12,436	$13,705	$12,331
Adjustments:
Noncontrolling interests in operating partnership	722	319	559	619	589
Depreciation & amortization — unconsolidated partnerships	662	662	524	450	451
Depreciation & amortization — consolidated entities	27,313	25,703	21,506	19,331	17,687
Depreciation & amortization — allocable to noncontrolling interests of consolidated joint ventures	(20)	(16)	(8)	(8)	(8)

FFO	$47,701	$32,286	$35,017	$34,097	$31,050

FFO per share — diluted	$0.56	$0.39	$0.47	$0.46	$0.45

Dividends and distributions declared per common share	$0.335	$0.335	$0.335	$0.335	$0.335

FFO payout ratio (2)	59.8%	85.9%	71.3%	72.8%	74.4%

Reconciliation of FFO to adjusted funds from operations (AFFO):
FFO	$47,701	$32,286	$35,017	$34,097	$31,050
Adjustments:
Master lease receipts (3)	—	—	—	—	103
Second generation capital expenditures	(1,285)	(1,105)	(1,037)	(464)	(702)
Gain on extinguishment of debt	(4,371)	(14,783)	—	—	—
Loss on derivative instruments	4,480	18,167	—	—	—
Changes in fair-value and ineffectiveness on derivative instruments	(4,424)	1,055	726	—	—
Amortization of deferred loan costs	1,320	2,128	1,313	1,317	1,019
Amortization of fair-value of debt acquired	(457)	(456)	(490)	(561)	(558)
Amortization of debt discount	1,024	2,968	683	683	662
Non-cash equity compensation	1,404	1,771	1,496	1,456	1,382
Straight line rents	(4,061)	(5,256)	(5,892)	(6,315)	(4,296)
Fair-value lease revenue	(3,581)	(1,594)	(1,134)	(1,140)	(1,139)

AFFO	$37,750	$35,181	$30,682	$29,073	$27,521

AFFO per share — diluted	$0.45	$0.42	$0.41	$0.39	$0.40

Dividends and distributions declared per common share	$0.335	$0.335	$0.335	$0.335	$0.335

AFFO payout ratio (4)	74.4%	79.8%	81.7%	85.9%	83.8%

(1)	For definitions and discussion of FFO and AFFO, see page 33.

(2)	Calculated as dividends and distributions declared per common share divided by FFO per share — diluted.

(3)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(4)	Calculated as dividends and distributions declared per common share divided by AFFO per share — diluted.

RECONCILIATION OF EBITDA (1)
MARCH 31, 2009
(In thousands)

	Three Months Ended
	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
		(Revised)	(Revised)	(Revised)	(Revised)
Reconciliation of net income attributable to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income attributable to common stockholders	$19,024	$5,618	$12,436	$13,705	$12,331
Interest expense	12,080	12,137	12,855	9,009	7,173
Depreciation & amortization — consolidated entities	27,313	25,703	21,506	19,331	17,687
Depreciation & amortization — unconsolidated partnerships	662	662	524	450	451

EBITDA	59,079	44,120	47,321	42,495	37,642
Noncontrolling interests	705	306	570	620	581
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Adjusted EBITDA	$64,025	$48,667	$52,132	$47,356	$42,464

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 33.

RECONCILIATION OF NET OPERATING INCOME (1)
MARCH 31, 2009
(Dollars in thousands)

	Three Months Ended
	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
		(Revised)	(Revised)	(Revised)	(Revised)
Net income	$23,970	$10,165	$17,247	$18,566	$17,153
Equity in net loss/(income) of unconsolidated partnerships	301	862	208	(43)	172
Interest expense	12,080	12,137	12,855	9,009	7,173
Interest income	(63)	(115)	(110)	(106)	(155)
Loss on derivative instruments	56	19,222	726	—	—
Gain on extinguishment of debt	(4,371)	(14,783)	—	—	—

Income from operations	31,973	27,488	30,926	27,426	24,343
Depreciation and amortization	27,313	25,703	21,506	19,331	17,687
General and administrative	5,280	6,406	4,589	5,645	6,194

Consolidated net operating income	$64,566	$59,597	$57,021	$52,402	$48,224

Revenues:
Rental	$68,419	$63,518	$59,381	$54,223	$50,342
Tenant recoveries	21,081	18,869	20,911	15,804	16,582
Other income	4,451	646	519	744	434

Total revenues	93,951	83,033	80,811	70,771	67,358

Expenses:
Rental operations	22,152	17,255	17,027	13,454	13,865
Real estate taxes	7,233	6,181	6,763	4,915	5,269

Total operating expenses	29,385	23,436	23,790	18,369	19,134

Consolidated net operating income	$64,566	$59,597	$57,021	$52,402	$48,224

Consolidated net operating income — cash basis	$57,448	$53,586	$49,687	$45,068	$42,915

Operating margin (2) (4)	67.2%	71.6%	70.4%	73.8%	71.4%

Operating expense recovery (3) (4)	71.7%	80.5%	87.9%	86.0%	86.7%

(1)	For a definition and discussion of net operating income, see page 33.

(2)	Operating margin is calculated as ((rental revenues + tenant recovery revenues — rental operations — real estate taxes) / (rental revenues + tenant recovery revenues)).

(3)	Operating expense recovery is calculated as (tenant recovery revenues / (rental operations + real estate taxes)).

(4)	Includes historical activity for disposed properties, except in the period disposed.

INTEREST COVERAGE RATIOS (1)
MARCH 31, 2009
(In thousands, except ratios)

	Three Months Ended
	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
		(Revised)	(Revised)	(Revised)	(Revised)
Excluding capitalized interest:
Adjusted EBITDA	$64,025	$48,667	$52,132	$47,356	$42,464
Interest expense:
Interest expense	12,080	12,137	12,855	9,009	7,173
Interest expense — unconsolidated partnerships	420	729	489	421	524
Amortization of deferred loan costs	(1,320)	(2,128)	(1,313)	(1,317)	(1,019)
Amortization of debt discount	(1,024)	(2,968)	(683)	(683)	(662)
Amortization of fair-value of debt acquired	457	456	490	561	558

Total interest expense	$10,613	$8,226	$11,838	$7,991	$6,574

Interest coverage ratio	6.0	5.9	4.4	5.9	6.5

Including capitalized interest:
Adjusted EBITDA	$64,025	$48,667	$52,132	$47,356	$42,464
Interest expense:
Interest expense	12,080	12,137	12,855	9,009	7,173
Interest expense — unconsolidated partnerships	420	729	489	421	524
Interest expense — accumulated other comprehensive income	897	265	1,996	1,831	995
Capitalized interest	4,130	6,839	8,574	11,844	15,064
Amortization of deferred loan costs	(1,320)	(2,128)	(1,313)	(1,317)	(1,019)
Amortization of debt discount	(1,024)	(2,968)	(683)	(683)	(662)
Amortization of fair-value of debt acquired	457	456	490	561	558

Total interest expense	$15,640	$15,330	$22,408	$21,666	$22,633

Interest coverage ratio	4.1	3.2	2.3	2.2	1.9

(1)	For a discussion of coverage ratios, see page 33.

FIXED CHARGE COVERAGE RATIOS (1)
MARCH 31, 2009
(In thousands, except ratios)

	Three Months Ended
	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
		(Revised)	(Revised)	(Revised)	(Revised)
Excluding capitalized interest:
Adjusted EBITDA	$64,025	$48,667	$52,132	$47,356	$42,464
Fixed charges:
Interest expense	12,080	12,137	12,855	9,009	7,173
Interest expense — unconsolidated partnerships	420	729	489	421	524
Amortization of deferred loan costs	(1,320)	(2,128)	(1,313)	(1,317)	(1,019)
Amortization of debt discount	(1,024)	(2,968)	(683)	(683)	(662)
Amortization of fair-value of debt acquired	457	456	490	561	558
Principal payments	1,446	1,210	1,185	1,448	1,446
Principal payments — unconsolidated partnerships	8	8	7	7	7
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Total fixed charges	$16,308	$13,685	$17,271	$13,687	$12,268

Fixed charge coverage ratio	3.9	3.6	3.0	3.5	3.5

Including capitalized interest:
Adjusted EBITDA	$64,025	$48,667	$52,132	$47,356	$42,464
Fixed charges:
Interest expense	12,080	12,137	12,855	9,009	7,173
Interest expense — unconsolidated partnerships	420	729	489	421	524
Interest expense — accumulated other comprehensive income	897	265	1,996	1,831	995
Capitalized interest	4,130	6,839	8,574	11,844	15,064
Amortization of deferred loan costs	(1,320)	(2,128)	(1,313)	(1,317)	(1,019)
Amortization of debt discount	(1,024)	(2,968)	(683)	(683)	(662)
Amortization of fair-value of debt acquired	457	456	490	561	558
Principal payments	1,446	1,210	1,185	1,448	1,446
Principal payments — unconsolidated partnerships	8	8	7	7	7
Preferred dividends	4,241	4,241	4,241	4,241	4,241

Total fixed charges	$21,335	$20,789	$27,841	$27,362	$28,327

Fixed charge coverage ratio	3.0	2.3	1.9	1.7	1.5

(1)	For a discussion of coverage ratios, see page 33.

DEBT SUMMARY
MARCH 31, 2009
(Dollars in thousands)

				Unamortized
	Stated	Effective	Principal	Premium /	Carrying	Maturity
	Rate	Rate	Balance	(Discount)	Value	Date
Consolidated debt:
Mortgage notes payable:
Ardentech Court	7.25%	5.06%	$4,436	$285	$4,721	07/12
Bayshore Boulevard	4.55%	4.55%	14,817	—	14,817	01/10
Bridgeview Technology Park I	8.07%	5.04%	11,347	609	11,956	01/11
500 Kendall Street (Kendall D)	6.38%	5.45%	67,386	4,008	71,394	12/18
Lucent Drive	5.50%	5.50%	5,289	—	5,289	01/15
Monte Villa Parkway	4.55%	4.55%	9,020	—	9,020	01/10
6828 Nancy Ridge Drive	7.15%	5.38%	6,668	387	7,055	09/12
Road to the Cure	6.70%	5.78%	15,140	572	15,712	01/14
Science Center Drive	7.65%	5.04%	11,105	641	11,746	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	28,974	1,747	30,721	06/12
9885 Towne Centre Drive	4.55%	4.55%	20,602	—	20,602	01/10
900 Uniqema Boulevard	8.61%	5.61%	1,317	119	1,436	05/15

Total / weighted average on fixed rate mortgages	6.18%	5.51%	343,101	8,368	351,469

Fixed rate debt:
Unsecured exchangeable senior notes	4.50%	6.45%	116,250	(5,182)	111,068	10/26

Total / weighted average fixed rate debt	5.75%	5.75%	459,351	3,186	462,537
Variable rate debt:
Secured term loan	2.15%	2.15%	250,000	—	250,000	08/12
$600 million unsecured line of credit	1.63%	1.63%	204,334	—	204,334	08/11
$550 million secured construction loan	1.74%	1.74%	507,128	—	507,128	11/09

Total / weighted average variable rate debt	1.82%	1.82%	961,462	—	961,462

Total / weighted average consolidated debt	3.08%	3.07%	$1,420,813	$3,186	$1,423,999

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	4.06%	4.06%	$40,650	$—	$40,650	02/11
PREI secured construction loan (20%) (variable)	2.06%	2.06%	31,451	—	31,451	08/10
McKellar Court (21%) (fixed)	8.56%	4.63%	2,166	—	2,166	01/10

Total / weighted average share of unconsolidated partnership debt	3.34%	3.23%	74,267	—	74,267

Total / weighted average consolidated and share of unconsolidated partnership debt	3.10%	3.10%	$1,495,080	$3,186	$1,498,266

DEBT ANALYSIS
MARCH 31, 2009
(Dollars in thousands)
Secured and Unsecured Debt Analysis

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Secured debt	$1,100,229	77.4%	3.21%	3.01%
Unsecured debt	320,584	22.6%	2.67%	3.38%

Total consolidated debt	$1,420,813	100.0%	3.08%	3.07%

Fixed and Variable Rate Debt Analysis (1)

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Fixed rate debt	$459,351	32.3%	5.75%	5.75%
Variable rate debt — hedged	400,000	28.2%	5.80%	5.80%
Variable rate debt — unhedged	561,462	39.5%	1.89%	1.89%

Total consolidated debt	$1,420,813	100.0%	4.24%	4.24%

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Total consolidated debt:
Fixed rate debt / Total debt	32.3%	35.3%	33.8%	36.3%	34.7%
Adjusted fixed rate debt / Total debt (1)	60.5%	65.2%	59.8%	89.1%	85.0%

Total consolidated debt and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	33.0%	34.9%	33.5%	34.2%	33.0%
Adjusted fixed rate debt / Total debt (1)	59.7%	62.6%	57.9%	83.9%	80.5%

(1)	Includes interest rate swap agreements that were effective at quarter end. Excludes forward swap agreements.

DEBT MATURITIES
MARCH 31, 2009
(In thousands)
Weighted average debt maturity is 4 years and 3.9 years for consolidated and unconsolidated debt, respectively.

	2009	2010	2011	2012	2013	Thereafter	Total
Consolidated debt:
Fixed rate debt:
Fixed rate mortgages	$3,789	$47,446	$26,221	$41,421	$4,862	$219,362	$343,101
Unsecured exchangeable senior notes (1)	—	—	—	—	—	116,250	116,250

Total fixed rate debt	3,789	47,446	26,221	41,421	4,862	335,612	459,351

Variable rate debt:
Secured term loan	—	—	—	250,000	—	—	250,000
$600 million unsecured line of credit (2)	—	—	204,334	—	—	—	204,334
$550 million secured construction loan (3)	507,128	—	—	—	—	—	507,128

Total variable rate debt	507,128	—	204,334	250,000	—	—	961,462

Total consolidated debt	$510,917	$47,446	$230,555	$291,421	$4,862	$335,612	$1,420,813

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable) (4)	$—	$—	$40,650	$—	$—	$—	$40,650
PREI secured construction loan (20%) (variable) (5)	—	31,451	—	—	—	—	31,451
McKellar Court (21%) (fixed)	24	2,142	—	—	—	—	2,166

Share of total unconsolidated partnership debt	$24	$33,593	$40,650	$—	$—	$—	$74,267

Total consolidated and share of unconsolidated partnership debt	$510,941	$81,039	$271,205	$291,421	$4,862	$335,612	$1,495,080

(1)	The holders of the unsecured exchangeable senior notes (the “Notes”) have the right to require the Company to repurchase the Notes, in whole or in part, for cash on each of October 1, 2011, October 1, 2016 and October 1, 2021, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the

Notes plus accrued and unpaid interest.

(2)	The maturity date may be extended to August 1, 2012 after satisfying certain conditions.

(3)	The maturity date may be extended to November 16, 2010 after satisfying certain conditions.

(4)	The maturity date may be extended to February 10, 2012 after satisfying certain conditions.

(5)	The maturity date may be extended to August 13, 2011 after satisfying certain conditions.

COMMON AND PREFERRED STOCK DATA
MARCH 31, 2009
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended
	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
		(Revised)	(Revised)	(Revised)	(Revised)
Weighted average common shares outstanding	80,261	79,693	71,513	70,094	65,351
Weighted average OP and LTIP units outstanding	3,415	3,481	3,504	3,503	3,439
Dilutive effect of restricted stock	823	312	207	215	235

Diluted common shares	84,499	83,486	75,224	73,812	69,025

Closing common shares, OP and LTIP units outstanding	84,543	84,193	75,224	75,224	69,089
Preferred shares outstanding	9,200	9,200	9,200	9,200	9,200

High price	$13.52	$25.43	$29.50	$27.75	$25.33
Low price	$6.02	$5.88	$22.72	$23.59	$19.32
Average closing price	$9.52	$13.41	$26.20	$25.91	$22.46
Closing price	$6.77	$11.72	$26.45	$24.53	$23.89
Dividends per share — annualized	$1.34	$1.34	$1.34	$1.34	$1.34
Closing dividend yield — annualized	19.8%	11.4%	5.1%	5.5%	5.6%
DIVIDENDS PER SHARE

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Common Stock — BMR
Amount	$0.335	$0.335	$0.335	$0.335	$0.335
Declared	March 16, 2009	December 15, 2008	September 15, 2008	June 16, 2008	March 14, 2008
Record	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Paid	April 15, 2009	January 15, 2009	October 15, 2008	July 15, 2008	April 15, 2008

Preferred Stock — BMR PrA
Amount	$0.46094	$0.46094	$0.46094	$0.46094	$0.46094
Declared	March 16, 2009	December 15, 2008	September 15, 2008	June 16, 2008	March 14, 2008
Record	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Paid	April 15, 2009	January 15, 2009	October 15, 2008	July 15, 2008	April 15, 2008

MARKET SUMMARY
MARCH 31, 2009

		Current (1)			Expiration
				Annualized			Annualized
	Leased		Percent of	Base Rent		Percent of	Base Rent
	Square	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Market	Feet	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
	(in thousands)				(in thousands)
Boston	2,201,822	$112,376	40.3%	$51.04	$127,712	37.8%	$58.00
Maryland	1,144,968	45,831	16.5%	40.03	63,578	18.9%	55.53
San Francisco	1,198,078	28,833	10.4%	24.07	35,944	10.7%	30.00
San Diego	1,046,226	33,015	11.9%	31.56	41,788	12.4%	39.94
New York / New Jersey	1,012,873	27,563	9.9%	27.21	33,495	9.9%	33.07
Pennsylvania	691,921	15,194	5.5%	21.96	16,547	4.9%	23.91
Seattle	179,232	7,569	2.7%	42.23	9,328	2.8%	52.04
University Related — Other	249,507	7,806	2.8%	31.29	8,890	2.6%	35.63

Total portfolio / weighted average	7,724,627	$278,187	100.0%	$36.01	$337,282	100.0%	$43.66

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
MARCH 31, 2009

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
Property		Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	3/31/09	12/31/08
	Boston
1	Albany Street	May 31, 2005	Stabilized	2	75,003	0.8%	75,003	100.0%	100.0%
2	Center for Life Science | Boston	November 17, 2006	Stabilized	1	704,159	7.4%	639,486	90.8%	87.1%
3	Charles Street	April 7, 2006	Stabilized	1	47,912	0.5%	47,912	100.0%	100.0%
4	Coolidge Avenue	April 5, 2005	Stabilized	1	37,400	0.4%	37,400	100.0%	100.0%
5	21 Erie Street	May 31, 2005	Stabilized	1	48,627	0.5%	48,627	100.0%	100.0%
6	40 Erie Street	May 31, 2005	Stabilized	1	100,854	1.1%	100,854	100.0%	100.0%
7	47 Erie Street Parking Structure	May 31, 2005	Stabilized	1	447 Stalls	n/a	447 Stalls	n/a	n/a
8	Fresh Pond Research Park	April 5, 2005	Lease Up	6	90,702	0.9%	66,696	73.5%	78.7%
9	675 W. Kendall Street (Kendall A)	May 31, 2005	Stabilized	1	302,919	3.2%	298,487	98.5%	98.5%
10	500 Kendall Street (Kendall D)	May 31, 2005	Stabilized	1	349,325	3.7%	344,400	98.6%	98.6%
11	Sidney Street	May 31, 2005	Stabilized	1	191,904	2.0%	191,904	100.0%	100.0%
12	Vassar Street	May 31, 2005	Stabilized	1	52,520	0.5%	52,520	100.0%	100.0%

	Total Boston			18	2,001,325	21.0%	1,903,289	95.1%	94.0%

	Maryland
13	Beckley Street	December 17, 2004	Stabilized	1	77,225	0.8%	77,225	100.0%	100.0%
14	9911 Belward Campus Drive	May 24, 2006	Stabilized	1	289,912	3.0%	289,912	100.0%	100.0%
15	9920 Belward Campus Drive	May 8, 2007	Stabilized	1	51,181	0.5%	51,181	100.0%	100.0%
16	Shady Grove Road	May 24, 2006	Stabilized	4	635,058	6.6%	635,058	100.0%	100.0%
17	Tributary Street	December 17, 2004	Stabilized	1	91,592	1.0%	91,592	100.0%	100.0%

	Total Maryland			8	1,144,968	11.9%	1,144,968	100.0%	100.0%

	San Francisco
18	Ardentech Court	November 18, 2004	Stabilized	1	55,588	0.6%	55,588	100.0%	100.0%
19	Ardenwood Venture (2)	June 14, 2006	Lease Up	1	72,500	0.8%	27,620	38.1%	38.1%
20	Bayshore Boulevard	August 17, 2004	Stabilized	1	183,344	1.9%	183,344	100.0%	100.0%
21	Bridgeview Technology Park I	September 10, 2004	Lease Up	2	201,567	2.1%	143,591	71.2%	96.8%
22	Bridgeview Technology Park II	March 16, 2005	Lease Up	1	50,400	0.5%	—	—	100.0%
23	Dumbarton Circle	May 27, 2005	Stabilized	3	44,000	0.5%	44,000	100.0%	100.0%
24	Eccles Avenue	December 1, 2005	Lease Up	1	152,145	1.6%	—	—	—
25	Forbes Boulevard	September 5, 2007	Stabilized	1	237,984	2.5%	237,984	100.0%	100.0%
26	Industrial Road	August 17, 2004	Stabilized	1	169,490	1.8%	169,490	100.0%	100.0%
27	Kaiser Drive	August 25, 2005	Lease Up	1	87,953	0.9%	—	—	—
28	Pacific Research Center	July 11, 2006	Rep / Redev	10	1,389,517	14.5%	336,461	24.2%	24.2%

	Total San Francisco			23	2,644,488	27.7%	1,198,078	45.3%	49.2%

	San Diego
29	Balboa Avenue	August 13, 2004	Stabilized	1	35,344	0.4%	35,344	100.0%	100.0%
30	Bernardo Center Drive	August 13, 2004	Stabilized	1	61,286	0.6%	61,286	100.0%	100.0%
31	Faraday Avenue	September 19, 2005	Stabilized	1	28,704	0.3%	28,704	100.0%	100.0%
32	John Hopkins Court	August 16, 2006	Lease Up	1	72,192	0.8%	21,470	29.7%	29.7%
33	6114-6154 Nancy Ridge Drive	May 2, 2007	Stabilized	3	196,557	2.1%	196,557	100.0%	100.0%
34	6828 Nancy Ridge Drive	April 21, 2005	Lease Up	1	42,138	0.4%	31,199	74.0%	58.0%
35	Pacific Center Boulevard	August 24, 2007	Lease Up	2	66,745	0.7%	34,820	52.2%	100.0%
36	Road to the Cure	December 14, 2006	Lease Up	1	67,998	0.7%	40,456	59.5%	54.4%
37	San Diego Science Center	October 21, 2004	Lease Up	1	105,364	1.1%	83,868	79.6%	76.7%

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
MARCH 31, 2009

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
Property		Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	3/31/09	12/31/08
	San Diego (Cont.)
38	Science Center Drive	September 24, 2004	Stabilized	1	53,740	0.6%	53,740	100.0%	100.0%
39	Sorrento Valley Boulevard	December 7, 2006	Stabilized	1	54,924	0.6%	54,924	100.0%	100.0%
40	Torreyana Road	March 22, 2007	Stabilized	1	81,204	0.8%	81,204	100.0%	100.0%
41	9865 Towne Centre Drive	August 12, 2004	Stabilized	1	94,866	1.0%	94,866	100.0%	100.0%
42	9885 Towne Centre Drive	August 12, 2004	Stabilized	3	104,870	1.1%	104,870	100.0%	100.0%
43	Waples Street	March 1, 2005	Stabilized	1	50,055	0.5%	50,055	100.0%	100.0%

	Total San Diego			20	1,115,987	11.7%	973,363	87.2%	88.1%

	New York / New Jersey
44	Graphics Drive	March 17, 2005	Lease Up	1	72,300	0.8%	18,574	25.7%	25.7%
45	Landmark at Eastview	August 12, 2004	Stabilized	8	751,648	7.9%	744,655	99.1%	99.1%
46	Landmark at Eastview II	August 12, 2004	CIP	3	360,520	3.8%	249,644	69.2%	69.2%
47	One Research Way	May 31, 2006	Lease Up	1	49,421	0.5%	—	—	—

	Total New York / New Jersey			13	1,233,889	13.0%	1,012,873	82.1%	82.1%

	Pennsylvania
48	Eisenhower Road	August 13, 2004	Lease Up	1	27,750	0.3%	16,565	59.7%	59.7%
49	George Patterson Boulevard	October 28, 2005	Stabilized	1	71,500	0.7%	71,500	100.0%	100.0%
50	King of Prussia	August 11, 2004	Lease Up	5	427,109	4.5%	374,387	87.7%	87.7%
51	Phoenixville Pike	May 5, 2005	Lease Up	1	104,400	1.1%	81,977	78.5%	74.2%
52	Spring Mill Drive	July 20, 2006	Stabilized	1	76,378	0.8%	76,378	100.0%	100.0%
53	900 Uniqema Boulevard	January 13, 2006	Stabilized	1	11,293	0.1%	11,293	100.0%	100.0%
54	1000 Uniqema Boulevard	September 30, 2005	Stabilized	1	59,821	0.6%	59,821	100.0%	100.0%

	Total Pennsylvania			11	778,251	8.1%	691,921	88.9%	88.3%

	Seattle
55	Elliott Avenue	August 24, 2004	Rep / Redev	1	154,341	1.6%	—	—	—
56	500 Fairview Avenue	January 28, 2008	Stabilized	1	22,213	0.2%	22,213	100.0%	100.0%
57	530 Fairview Avenue	January 12, 2006	CIP	1	96,188	1.0%	63,391	65.9%	65.9%
58	Monte Villa Parkway	August 17, 2004	Stabilized	1	51,000	0.5%	51,000	100.0%	100.0%
59	217th Place	November 21, 2006	Lease Up	1	67,799	0.7%	42,628	62.9%	62.9%

	Total Seattle			5	391,541	4.0%	179,232	45.8%	45.8%

	University Related — Other
60	Lucent Drive	May 31, 2005	Stabilized	1	21,500	0.2%	21,500	100.0%	100.0%
61	Trade Centre Avenue	August 9, 2006	Stabilized	2	78,023	0.8%	78,023	100.0%	100.0%
62	Walnut Street	July 7, 2006	Stabilized	4	149,984	1.6%	149,984	100.0%	100.0%

	Total University Related — Other			7	249,507	2.6%	249,507	100.0%	100.0%

	Total / weighted average			105	9,559,956	100.0%	7,353,231	76.9%	77.7%

(1)	For a definition of Property Status, see page 34.

(2)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

REPOSITIONING AND REDEVELOPMENT
MARCH 31, 2009

		Total Property				Estimated	Estimated
		Rentable	Percent	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Leased	In Service	to Date (1)	Investment (2)	Date (3)
Elliott Avenue	Seattle	154,341	—	—	$69,700	$78,300	Q1 2010
Pacific Research Center	San Francisco	1,389,517	24.2%	49.8%	254,800	280,100	Q2 2009

Total / weighted average		1,543,858	21.8%	44.8%	$324,500	$358,400

(1)	Consists of amounts paid through period end and excludes any amounts accrued.

(2)	Excludes costs associated with speculative leasing.

(3)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

DEVELOPMENT AND LAND PARCELS
MARCH 31, 2009
(Dollars in thousands)
CONSTRUCTION IN PROGRESS:

						Estimated	Estimated
		Rentable	Percent	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Leased	In Service	to Date (1)	Investment (2)	Date (3)
530 Fairview Avenue	Seattle	96,188	65.9%	27.5%	$41,400	$44,800	Q2 2009
Landmark at Eastview II	New York / New Jersey	360,520	69.2%	—	91,700	117,500	Q2 2009

Total / weighted average		456,708	68.5%	5.8%	$133,100	$162,300

LAND PARCELS:

Estimated
Developable
Market	Square Feet

Boston	50,000
Maryland	500,000
San Francisco	508,000
New York / New Jersey	130,000
Pennsylvania	50,000
Seattle	114,000

Total	1,352,000

(1)	Consists of amounts paid through period end and excludes any amounts accrued.

(2)	Excludes costs associated with speculative leasing.

(3)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

PROPERTY LISTING — UNCONSOLIDATED PARTNERSHIPS
MARCH 31, 2009
(Dollars in thousands)

				Rentable	Leased
		Property		Square	Square	Percent Leased
Property	Acquisition Date	Status (1)	Buildings	Feet (2)	Feet	3/31/09	12/31/08	Market
McKellar Court
1 McKellar Court	September 30, 2004	Stabilized	1	72,863	72,863	100.0%	100.0%	San Diego

PREI
2 320 Bent Street	April 4, 2007	Stabilized	1	184,445	184,445	100.0%	100.0%	Boston
3 301 Binney Street	April 4, 2007	Lease Up	1	417,290	114,088	27.3%	26.8%	Boston
4 301 Binney Garage	April 4, 2007	Lease Up	1	503 Stalls	n/a	n/a	n/a	Boston
5 650 E. Kendall Street (Kendall B)	April 4, 2007	CIP	1	280,000	—	—	—	Boston
6 350 E. Kendall Street Garage (Kendall F)	April 4, 2007	Stabilized	1	1,409 Stalls	n/a	n/a	n/a	Boston
7 Kendall Crossing Apartments	April 4, 2007	Stabilized	1	37 Apts.	n/a	n/a	n/a	Boston

	McKellar
	Court (3)	PREI	Total
Total assets	$16,135	$624,133	$640,268
Total debt	10,316	360,505	370,821
Current annualized base rent	1,809	17,128	18,937

BioMed’s net investment in unconsolidated partnerships	$2,364	$47,392	$49,756
BioMed’s pro rata share of debt	2,166	72,101	74,267
BioMed ownership percentage	21%	20%

(1)	For a definition of Property Status, see page 34.

(2)	Estimates for purposes of construction in progress.

(3)	We own a general partnership interest in the limited partnership that owns this property, which entitles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows.

LEASE EXPIRATIONS
MARCH 31, 2009
Weighted average remaining lease term is 9 years for the consolidated portfolio and 8.9 years for the total portfolio.

			Current (1)			Expiration
					Annualized			Annualized
		Percent of		Percent of	Base Rent		Percent of	Base Rent
	Leased	Leased	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
Expiration	Square Feet	Square Feet	Base Rent	Base Rent	Square Feet	Base Rent	Base Rent	Square Feet
			(in thousands)			(in thousands)
Month-to-month	48,044	0.6%	$1,082	0.4%	$22.52	$1,082	0.3%	$22.52
Second quarter 2009	17,548	0.2%	797	0.3%	45.42	797	0.2%	45.42
Third quarter 2009	149,405	1.9%	2,621	0.9%	17.54	2,621	0.8%	17.54
Fourth quarter 2009	74,543	1.0%	1,873	0.7%	25.13	1,882	0.6%	25.25

2009	289,540	3.7%	6,373	2.3%	22.01	6,382	1.9%	22.04
2010	580,582	7.5%	13,184	4.7%	22.71	13,284	3.9%	22.88
2011	276,662	3.6%	9,333	3.4%	33.73	9,863	2.9%	35.65
2012	481,114	6.2%	11,534	4.1%	23.97	12,374	3.7%	25.72
2013	434,305	5.6%	10,367	3.7%	23.87	11,950	3.5%	27.52
2014	617,695	8.0%	14,284	5.1%	23.12	16,128	4.8%	26.11
2015	84,157	1.1%	2,777	1.0%	33.00	3,260	1.0%	38.74
2016	920,347	11.9%	32,806	11.8%	35.65	42,607	12.6%	46.29
2017	96,575	1.3%	3,017	1.1%	31.24	3,440	1.0%	35.62
2018	1,085,616	14.1%	47,274	17.0%	43.55	53,896	16.0%	49.65
Thereafter	2,858,034	37.0%	127,238	45.8%	44.52	164,098	48.7%	57.42

Total / weighted average	7,724,627	100.0%	$278,187	100.0%	$36.01	$337,282	100.0%	$43.66

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

EXPIRATIONS BY MARKET
MARCH 31, 2009

	Leased Square Feet
Expiration	Boston	Maryland	San Francisco	San Diego	NY/NJ	Pennsylvania	Seattle	University/Other	Total
2009	16,153	—	—	108,725	132,817	22,206	9,639	—	289,540
2010	146,466	—	164,894	11,556	224,577	33,089	—	—	580,582
2011	35,093	—	71,308	46,787	5,742	117,732	—	—	276,662
2012	20,608	—	188,442	92,860	144,117	12,874	22,213	—	481,114
2013	—	—	156,604	143,462	73,069	44,318	16,852	—	434,305
2014	28,019	—	66,002	127,787	—	374,387	—	21,500	617,695
2015	—	—	—	53,740	19,124	11,293	—	—	84,157
2016	445,278	—	100,040	—	20,000	76,022	51,000	228,007	920,347
2017	—	51,181	—	—	45,394	—	—	—	96,575
2018	807,347	—	199,329	36,312	—	—	42,628	—	1,085,616
Thereafter	702,858	1,093,787	251,459	424,997	348,033	—	36,900	—	2,858,034

Total	2,201,822	1,144,968	1,198,078	1,046,226	1,012,873	691,921	179,232	249,507	7,724,627

10 LARGEST TENANTS
MARCH 31, 2009
Our properties were leased to 126 tenants.

					Annualized	Percent of
					Base Rent	Annualized
		Leased		Annualized	per Leased	Base Rent
		Square	Percent of	Base Rent	Sq Ft	Current	Lease
Tenant		Feet	Leased Sq Ft	Current (1)	Current	Total Portfolio	Expiration
				(In thousands)
1	Human Genome Sciences, Inc.	924,970	12.0%	$41,096	$44.43	14.8%	June 2026
2	Vertex Pharmaceuticals Incorporated (2)	685,286	8.9%	28,875	42.14	10.4%	Multiple
3	Beth Israel Deaconess Medical Center, Inc.	362,364	4.7%	25,543	70.49	9.2%	July 2023
4	Genzyme Corporation	343,000	4.4%	15,464	45.08	5.6%	August 2018
5	Regeneron Pharmaceuticals, Inc. (3)	477,257	5.0%	14,115	29.58	5.1%	Multiple
6	Ironwood Pharmaceuticals, Inc. (4) (5)	162,466	2.1%	9,509	58.53	3.4%	Multiple
7	Children's Hospital Corporation	150,215	1.9%	8,750	58.25	3.1%	May 2023
8	Centocor, Inc. (Johnson & Johnson)	374,387	4.8%	8,428	22.51	3.0%	April 2014
9	Schering Corporation (4)	136,067	1.8%	7,609	55.92	2.7%	September 2016
10	Arena Pharmaceuticals, Inc.	196,557	2.5%	7,557	38.45	2.7%	June 2027

	Total / weighted average (6)	3,812,569	48.1%	$166,946	$43.79	60.0%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.

(2)	20,608 square feet expires May 2012, 81,204 square feet expires October 2013, 292,758 square feet expires January 2016, and 290,716 square feet expires May 2018.

(3)	129,224 square feet expires July 2009, which will be replaced with a 15-year 229,644 square foot lease at the new buildings under construction at the Landmark at Eastview II property, and 118,389 square feet expires in July 2024.

(4)	We own 20% of the limited liability company that owns the property that this tenant occupies.

(5)	9,277 square feet expires June 2009, 39,101 square feet expires December 2010 and 114,088 square feet expires January 2014.

(6)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS
MARCH 31, 2009
(Dollars in thousands)

	Quarter Ended
	3/31/09	3/31/08	Percent Change
Total Same Property Portfolio (1)
Number of properties	50	50
Rentable square feet	6,335,309	6,335,309
Percent of total portfolio	60.3%	60.8%
Percent leased	91.9%	92.9%

Revenues:
Rental	$54,311	$49,217	10.4%
Tenant recoveries	14,921	16,087	(7.2%)

Total revenues	69,232	65,304	6.0%

Expenses:
Rental operations	14,923	12,497	19.4%
Real estate taxes	4,860	5,028	(3.3%)

Total expenses	19,783	17,525	12.9%

Same property net operating income (2)	$49,449	$47,779	3.5%

Less straight line rents, fair-value and incentive revenue	(4,340)	(5,239)	(17.2%)

Same property net operating income — cash basis (2) (3)	$45,109	$42,540	6.0%

Rental revenue — cash basis (3)	$49,971	$43,978	13.6%

Same property net operating income (2)	$49,449	$47,779	3.5%
Plus other income	3,904	137	2749.6%

Same property net operating income — including non-recurring items	$53,353	$47,916	11.3%

	3/31/09	12/31/08

Number of properties	50	49
Change in same property net operating income	3.5%	0.2%
Change in same property net operating income — cash basis	6.0%	3.7%

(1)	The same property portfolio includes properties in the consolidated portfolio that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.

(2)	For a definition and discussion of net operating income, see page 33. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 13.

(3)	Represents rents on a “cash-on-cash” basis.

ACQUISITIONS
MARCH 31, 2009

		Rentable
	Number of	Square
Acquisitions since August 11, 2004:	Properties	Feet (1)	Investment
			(In thousands)
2004 acquisitions	17	2,626,875	$533,434
2005 acquisitions	23	2,121,421	715,159
2006 acquisitions	16	3,099,826	1,309,600
2007 acquisitions (2)	14	1,102,822	653,800
2008 acquisitions	1	22,213	4,000
2009 acquisitions	—	—	—

Total acquisitions since August 11, 2004	71	8,973,157	3,215,993

(1)	Rentable square feet at the time of acquisition.

(2)	Includes an investment of approximately $506.7 million in properties owned through our joint venture with PREI, of which our investment was $18.5 million.

LEASING ACTIVITY (1)
MARCH 31, 2009

		Current
	Leased	Annualized
	Square	Base Rent per
	Feet	Leased Sq Ft
Leased Square Feet as of December 31, 2008	7,742,288
Expirations	(298,426)	$30.03
Terminations	(138,477)	18.14
Renewals, amendments, and extensions	298,520	45.15
New leases	120,722	33.27

Leased Square Feet as of March 31, 2009	7,724,627

Gross Leasing Activity — First Quarter 2009	419,242	$41.73

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.

TENANT IMPROVEMENTS AND LEASING COMMISSIONS
MARCH 31, 2009

	Three Months Ended
	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Renewals, Amendments, and Extensions (1)
Number of renewals	4	5	7	5	1
Square feet	298,520	65,194	146,725	103,011	5,884
Tenant improvement costs per square foot (2)	$—	$—	$22.32	$29.12	$—
Leasing commission costs per square foot (2)	3.35	—	9.94	4.95	—

Total tenant improvement and leasing commission costs psf	$3.35	$—	$32.26	$34.07	$—

New Leases (3)
Number of leases	9	5	6	9	8
Square feet	120,722	129,816	52,366	224,293	121,006
Tenant improvement costs per square foot (2)	$3.26	$63.32	$28.20	$8.98	$137.52
Leasing commission costs per square foot (2)	4.25	10.32	5.35	6.06	15.40

Total tenant improvement and leasing commission costs psf	$7.51	$73.64	$33.55	$15.04	$152.92

Total
Number of renewals/leases	13	10	13	14	9
Square feet	419,242	195,010	199,091	327,304	126,890
Tenant improvement costs per square foot (2)	$0.94	$42.15	$23.87	$15.32	$131.15
Leasing commission costs per square foot (2)	3.61	6.87	8.73	5.71	14.68

Total tenant improvement and leasing commission costs psf	$4.55	$49.02	$32.60	$21.03	$145.83

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes pre-leasing activity and retained tenants that have relocated to new space or expanded into new space within our portfolio.

NON-GAAP FINANCIAL MEASURE DEFINITIONS
MARCH 31, 2009
This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding to EBITDA: (a) minority interests in our operating partnership and (b) dividends payable on our series A preferred stock. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of adjusted EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

PROPERTY DEFINITIONS
MARCH 31, 2009
Property Status
Stabilized
Represents operating properties that are more than 90% leased
Lease up
Represents operating properties that are less than 90% leased
Repositioning and redevelopment, or Rep / Redev
Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter
Construction in progress, or CIP
Represents properties that we are currently developing through ground up construction
Land parcels, or Land
Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development